UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

GT Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-08092 (Commission File Number)	94-1620407 (IRS Employer Identification No.)

9350 Wilshire Blvd. Suite 203
Beverly Hills, CA 90212
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment to Convertible Note and Standstill Agreements

On December 22, 2020, GT Biopharma, Inc., a Delaware corporation (the “Company”), entered into an Amendment to Convertible Note and Standstill Agreement (collectively, the “Note Amendments”) with each of Empery Asset Master Ltd., Empery Tax Efficient, LP and Empery Tax Efficient II, LP (collectively, the “Empery Funds”), which amended certain terms and conditions of previously disclosed senior convertible notes issued to the Empery Funds (the “Original Notes”). The Note Amendments extended the maturity date of the Original Notes from December 19, 2020 to March 19, 2021.

As a result of the Note Amendments, the principal amount of each of the Original Notes was increased by fifteen percent (15%).  The current principal amount of the Original Notes, after giving effect to the Note Amendments, is $517,500.

By entry into the Note Amendments, the Empery Funds agreed to refrain from selling, assigning or otherwise transferring or agreeing to transfer any securities of the Company, until the earlier of January 31, 2021 and the date that the Company completes a capital raise consisting of a sale of common stock of the Company in an amount equal to or exceeding $15,000,000.00. The Note Amendments also contain certain representations and warranties and covenants customary for transactions of this type.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1
Form of Amendment to Convertible Note & Standstill Agreement.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: December 22, 2020	By:	/s/ Michael Handelman
Michael Handelman
Chief Financial Officer